                                   Schedule
                                    to the
                               Master Agreement

                           dated as of June 2, 2000

                                    between

The Chase Manhattan Bank              and            IKON Receivables, LLC

             ("Party A")                                          ("Party B")


                                    Part 1
                            Termination Provisions

In this Agreement:

(a)  Specified Entity. "Specified Entity" is not applicable to Party A or Party
     B.

(b) Specified Transactions. "Specified Transaction" has the meaning specified in Section 14.

(c) Breach of Agreement. The "Breach of Agreement" provision of Section 5(a)(ii) will not apply to either Party A or Party B.

(d) Credit Support Default. The "Credit Support Default" provision of Section 5(a)(iii) is hereby amended by adding, at the end thereof, the following:
     "provided that, not withstanding anything to the contrary contained in this Agreement or this Section 5, an Event of Default relative to the Credit Support Provider will not constitute an Event of Default with respect to Party B."

(e) Misrepresentation. The "Misrepresentation" provision of Section 5(a)(iv) will not apply to either Party A or Party B.

(f) Default under Specified Transaction. The "Default under Specified Transaction" provision of Section 5(a)(v) will not apply to either Party A or Party B.

(g) Cross Default. The "Cross Default" provisions of Section 5(a)(vi) will not apply to either Party A or Party B.

(h) Tax Event. The "Tax Event" provisions of Section 5(b)(ii) will not apply to either Party A or Party B.

(i) Tax Event Upon Merger. The "Tax Event Upon Merger" provision of Section 5(b)(iii) will not apply to either Party A or Party B.

(j) Credit Event upon Merger. The "Credit Event Upon Merger" provision (Section 5(b)(iv)) will not apply to Party A or Party B.

(k) Automatic Early Termination. The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A or Party B.

(l) Payments on Early Termination. For the purpose of Section 6(e) but subject to part 5 of this Schedule:

     (i) Market Quotation will apply, other than for an Additional Termination Event.

     (ii) The Second Method will apply, other than for an Additional Termination Event.

(m)  Termination Currency.  "Termination Currency" shall be United States
     Dollars.

(n) Additional Termination Event. Additional Termination Event will apply as follows. The occurrence of any of the following events (each a "Downgrade") shall be an Additional Termination Event, with Party A as the sole Affected Party, and notwithstanding anything to the contrary in this Agreement, the provisions of Part 1(o) of this Schedule will apply if any Additional Termination Event occurs:

     (i) Party A (including any successor to Party A under this Agreement as a result of any merger, consolidation or transfer of assets involving Party A) at any time is rated below the applicable Specified Rating (as so defined) by any of the Rating Agencies (as so defined); or

     (ii) any of the Rating Agencies withdraws its rating for the Specified Rating of Party A.

For purposes of this Agreement, "Rating Agency" means each of Standard & Poor's Rating Services ("S&P"), and Moody's Investors Service, Inc. ("Moody's"), and the "Specified Rating" of Party A and related "Specified Ratings" are as follows:

     Specified Rating         Specified Rating and Rating Agency
     ----------------         ----------------------------------

     long-term debt, issuer             "A" -- S&P
     or deposit rating                  "A2" -- Moody's


(o)  Termination Rights and Consequences of an Additional Termination Event.
     Section 6(b) is hereby amended, at the end thereof, by the insertion of the following: "notwithstanding anything to the contrary in this Agreement or this Section 6(b), neither party may designate an Early Termination Date in connection with an Event of Default relating to the Credit Support Provider."

Notwithstanding Section 6(b)(iv) of this Agreement, upon the occurrence of any of the Additional Termination Events listed in Part 1(n) of this Schedule:

     (A) Party A shall promptly, but in any event, not later than two (2) Local Business Days following a Downgrade, give Party B notice of the circumstances constituting the relevant Downgrade.

     (B) In the event of a Downgrade, Party A shall, at its own cost or benefit, either (x) on or before the 30th day after the date of such Downgrade, cause a substitute swap counterparty ("X") that (i) is reasonably acceptable to Party B and the Credit Support Provider, (ii) has a long-term unsecured debt rating (or a counterparty or financial program rating, or the equivalent) sufficient to maintain the then-current ratings of the Notes as required by each of the Rating Agencies to assume the obligations of Party A under the Transaction or replace the Transaction with a transaction on identical terms, with X to be "Party A"; or (y) on or before the 7th business day after the date of such Downgrade, deliver credit support to the extent set forth in the Credit Support Annex (the "Credit Support Annex") between Party A and Party B, attached as an exhibit hereto, in either case in such manner as is necessary for the Rating Agencies to confirm not later than that day that the arrangements and/or credit support delivered are sufficient to maintain or, if applicable, restore their respective ratings of the Notes to the ratings in effect immediately before the Downgrade. For this purpose, "Notes" means the IKON Receivables, LLC Lease-Backed Notes, Series 2000-1.


     (C)  If Party A shall fail to comply with the requirements of subparagraph
     (B) above and Party B designates an Early Termination Date as a result of the failure, Party B will calculate and certify to Party A the sum of the Loss and expenses actually incurred by Party B as a result of the early termination.

                                    Part 2
                              Tax Representations

(a) Payer Tax Representations. For the purpose of Section 3(e), Party A makes the following representation:

     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) or amounts treated as interest under applicable tax laws) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

     (i) the accuracy of any representation made by the other party pursuant to Section 3(f);

     (ii)  the satisfaction of the agreement of the other party contained in
           Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii); and

     (iii) the satisfaction of the agreement of the other party contained in
           Section 4(d);

     provided that it shall not be a breach of this representation where reliance is placed on clause (ii), and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Tax Representations. For the purpose of Section 3(f), Party A makes no Payee Tax Representation. For the purpose of Section 3(f), Party B makes no Payee Tax Representation.

                                    Part 3
                        Agreement to Deliver Documents

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable (and each party's representation in Section 3(d) will apply to each document required from it as provided below, other than any opinion of counsel):

(a) Documents to be delivered by Party B: (1) the Indenture dated as of June 1, 2000 among Party B, IOS Capital, Inc. ("IOS") and Bank One, N.A. (the "Indenture") and (2) the Assignment and Servicing Agreement dated as of June 1, 2000 among Party B, IOS Capital, Inc. and IKON Receivables-1, LLC (the "Assignment and Servicing Agreement").

(b) Other documents to be delivered by Party A and Party B: evidence reasonably satisfactory to the other party as to the authority, incumbency and specimen signature of each person executing any document on its behalf in connection with this Agreement, Confirmation of the Transaction and any Credit Support Document.

                                    Part 4
                                 Miscellaneous

(a)  Addresses for Notices.  For the purpose of Section 12(a):

     (i)   Addresses for notices or communications to Party A:

               The Chase Manhattan Bank
               4 Chase Metrotech, 17th Floor
               Brooklyn, New York  11245
               Attention:  Incoming Group
               Phone:  (718) 242-3063
               Fax:  (718) 242-9620, and
               Sangeetha Joseph and Peter Ryan
               Phone:  (718) 242-7360
               Fax:  (718) 342-3763, and

               10 South LaSalle Street, 23rd Floor
               Chicago, Illinois  60603
               Phone:  (312) 807-4038
               Fax:  (312) 807-4550
               Attention:  Jonathan Twitchell

     (ii)  Address for notices or communications to Party B:

               IKON Receivables, LLC
               1738 Bass Road
               P.O. Box 9115
               Macon, Georgia  31208
               Attention:  Jeffry Everett
               Phone:  (912) 471-3608
               Fax:  (912) 471-2388

           With a copy to:

               General Counsel
               IKON Office Solutions, Inc.
               70 Valley Stream Parkway
               Malvern, Pennsylvania 19355

           With a copy to the Credit Support Provider:

               Ambac Assurance Corporation
               One State Street Plaza
               New York, New York 10004
               Attention:  General Counsel

(b)  Process Agent.  For the purpose of Section 13(c):

     Party A appoints as its Process Agent:  None.

     Party B appoints as its Process Agent: None.

(c)  Offices.  The provisions of Section 10(a) will apply to this Agreement.

(d)  Multibranch Party.  For the purpose of Section 10(c):

     Party A is not a Multibranch Party.

     Party B is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Party A unless Party A is a Defaulting Party, in which case Party B or its designee will be the Calculation Agent.

(f)  Credit Support Document.

     With respect to Party A:  the Credit Support Annex.

     With respect to Party B: that certain Financial Guaranty Insurance Policy issued by Ambac Assurance Corporation in favor of Party A dated as of June 2, 2000 (the "Policy"), as the same may be amended from time to time.

(g)  Credit Support Provider.

     Credit Support Provider in relation to Party A:  Not applicable.

     Credit Support Provider in relation to Party B: Ambac Assurance Corporation, a Wisconsin stock insurance corporation, pursuant to the Policy.

(h) Governing Law. This Agreement will be governed by and construed in accordance with the law of the State of New York, without reference to choice of laws doctrine.

(i) Netting of Payments. Sub-paragraph (ii) of Section 2(c) of this Agreement will apply.

(j) Affiliate. Affiliate will have (i) with respect to Party A, the meaning specified in Section 14, and (ii) with respect to Party B, is not applicable.

                                    Part 5
                               Other Provisions

(a) Set-off. The definition of "Set-off" is hereby amended to mean the set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject, arising under this Agreement that is exercised by, or imposed on, such payer. Neither Party A nor Party B may Set-off amounts which may arise under another contract or agreement between such parties against obligations under this Agreement.

(b)  Covenant Not to Institute Proceedings.   Prior to the date that is one year
     and one day after the date on which all of the Notes (as defined in the Indenture) have been paid in full, Party A shall not acquiesce, petition or otherwise invoke or cause Party B to invoke the process of any bankruptcy court of other governmental authority for the purpose of commencing or sustaining a case against Party B under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Party B or any substantial part of their respective properties or the winding up or liquidation of affairs of Party B. Party A acknowledges that Party B is a legal entity separate from any other entity and that the holders of the Notes have relied on such separateness, and Party A agrees, which agreement shall be enforceable by such holders at law or through an action for specific performance, not to seek or support the substantive consolidation of Party B with any other entity as long as the Notes remain outstanding. The provisions of this clause (b) shall survive any termination of this Agreement.

(c) Successors. Notwithstanding any limitation imposed by Section 7 of this Agreement or any other provision of this Agreement to the contrary, the term "Party B" shall include all successors in interest to Party B pursuant to its limited liability company agreement, and no consent of Party A shall be required for any transfer or assignment to such successor in interest.

(d) Limited Recourse; No Petition for Bankruptcy. Notwithstanding the provisions of this Agreement which impose on Party B an obligation (including any indemnity given hereunder) at any time to make any payment to Party A, the rights of recourse of Party A for the obligations of Party B hereunder shall be limited to amounts available under the terms of the Indenture and Assignment and Servicing Agreement. Accordingly, Party A shall have no claim for recourse against Party B or any of its directors, officers, or affiliates, in respect of any amount which is or remains unsatisfied after the application of those funds and any obligations hereunder of Party B not so satisfied will automatically be extinguished. Party A, by entering into this Agreement, hereby covenants and agrees that, in connection with any obligations of Party B under this Agreement, Party A will not institute against Party B, or join in any institution against Party B of, any proceeding under any bankruptcy, insolvency or similar law until the Notes have been paid in full and the longest applicable preference period has lapsed. The provisions of this clause (e) shall survive any termination of this Agreement.

(e) Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDINGS ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY CREDIT SUPPORT DOCUMENT OR THE TRANSACTION.

(f) Swap Exemption. Each party hereto represents to the other party on and as of the date hereof and on each date on which a Transaction is entered into between them hereunder, in connection with the negotiation of, the entering into, and the execution of this Agreement, any Credit Support Document to which it is a party, each Transaction and any other documentation relating to this Agreement to which it is a party, that:

     (i) This Agreement and each Transaction constitute a "swap agreement" within the meaning of the United States Commodity Futures Trading Commission Regulations ("CFTC Regulations") Section 35.1(b)(1),
           Section 101(53)(B) of the U.S. Bankruptcy Code and the CFTC Policy Statement concerning Swap Transactions, 54 Fed. Reg. 30694 (July 21,
           1989) (the "CFTC Swap Policy Statement").

     (ii) It is an "eligible swap participant" as defined in Section 35.1(b)(2) of the CFTC Regulations.

     (iii) Neither this Agreement nor any Transaction is one of a fungible class of agreements that are standardized as to their material economic terms, with the meaning of Section 35.2(b) of the CFTC Regulations.

     (iv) The economic terms of this Agreement, any Credit Support Document to which it is a party and the Transaction have been individually tailored and negotiated by it, and the creditworthiness of the other party was a material consideration in its entering into or determining the terms of this Agreement, any such Credit Support Document and the Transaction (including, without limitation, pricing, cost and credit enhancement terms), within the meaning of Section 35.2(c) of the CFTC Regulations.

     (v) It has entered into this Agreement and the Transaction in conjunction with a line of its business (including financial intermediation services) or the financing of its business, within the meaning of the CFTC Swap Policy Statement.

(g) Relationship between Parties. In connection with the negotiation of, the entering into, and the confirming of this Agreement, and any other documentation relating to this Agreement, including any Credit Support Document, to which it is a party or that it is required by this Agreement to deliver, each party hereby represents and warrants, and, in connection with the negotiation of, the entering into and the confirming of the execution of the Transaction, each party will be deemed to represent, to the other party as of the date hereof (or in connection with the Transaction, as of the date which it entered into the Transaction) that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for the Transaction):

     (i) Non Reliance. It is acting for its own account, and it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the Transaction; it being understood that information and explanations related to the terms and conditions of the Transaction shall not be considered investment advice or a recommendation to enter into the Transaction. No communications (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the Transaction.

     (ii) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Transaction. It is also capable of assuming, and assumes, the risks of the Transaction. It has determined to its satisfaction whether or not the rates, prices or amounts and other economic terms of the Transaction and the indicative quotations (if any) provided by the other party reflect those in the relevant market for similar transactions, and all trading decisions have been the result of arm's length negotiations between the parties.

     (iii) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction.

(h) Applicable Only to One Rate Swap Transaction. This Agreement shall be effective only for a single rate swap transaction between the parties hereto with a specified Effective Date identical to the issue date for the Notes (as defined in Part 1(o) of this Schedule) (the "Transaction").

(i)  Amendments/waivers.  Section 9(b) of this Agreement is hereby amended by
     (i) adding the words "or any Credit Support Documents" after the word "Agreement" in the first line thereof and (ii) by adding the words "and the Credit Support Provider" after the word "parties" on the third line thereof.

(j) Payments on Early Termination. Notwithstanding the printed provisions of this Agreement, Party B shall be under no obligation to make a payment to Party A pursuant to Section 6(e) of this Agreement as modified by this Schedule unless such termination is at the direction of the Credit Support Provider pursuant to Part 5(r)(i) of this Schedule.

(k) Confidential Information. Each party may share any information concerning the other party with any of its Affiliates.

(l) Consent to Telephonic Recording. Each party consents to the monitoring or recording, at any time and from time to time and to the extent lawful, by the other party of the telephone conversations of trading and marketing personnel of the parties and their authorized representatives in connection with this Agreement or the Transaction; and the parties waive any further notice of such monitoring or recording and agree and to the extent lawful to give proper notice and obtain any necessary consent of such personnel for any such monitoring or recording, provided that, each party shall have the right to receive a copy of any such recording upon which the other party would seek to rely in the event of a dispute.

(m) Change of Account. Section 2(b) of this Agreement is hereby amended by the addition of the following after the word "delivery" in the first line thereof:

     "to another account in the same legal and tax jurisdiction as the original account."

(n) Information Relating to Assets. Party A may request Party B to obtain the Servicer Report (as defined in the Assignment and Servicing Agreement) and any other reasonably available reports, notices, financial statements or other information in respect of the assets of Party B that are to be amounts available under the Indenture for payments due to Party A under this Agreement.

(o) Transfers/Assignments. Prior notice of any transfer of rights, obligations or interests under or in this Agreement must be given to the Rating Agencies and the Credit Support Provider.

(p) Notwithstanding anything to the contrary in this Agreement, Party B will in no circumstances be required to make any payment of additional amounts of the kinds contemplated in Section 2(d) of this Agreement.

(q) Amendments. Notwithstanding anything to the contrary contained in the Agreement, Party A and Party B may not amend the terms of the Transaction in a material way without first obtaining written confirmation from each Rating Agency that such amendment will not result in a reduction, downgrade or withdrawal of the then current rating of the Notes by such Rating Agency.

(r)  Credit Support Provider.

     (i) If any event which would have been an Event of Default under Section 5(a) occurs with respect to Party B as the Defaulting Party, then the Credit Support Provider shall have the right (but not the obligation) upon notice to Party A, to designate an Early Termination Date with respect to Party B, with the same effect as if such designation were made by Party A.

     (ii) Notwithstanding Section 2(e), the Credit Support Provider shall not have any obligation to pay any additional amount calculated by application of the Default Rate on any amount which accrued under this Agreement, provided that, the Credit Support Provider shall be obligated to pay interest on such amounts at the Default Rate minus 1.00%.

     (iii) Party A and Party B hereby acknowledge and agree that (a) the Credit Support Provider shall be a third party beneficiary under this Agreement and under the Confirmation, entitled to enforce its rights hereunder and thereunder and (b) the Credit Support Provider's obligations with respect to this Agreement and the Confirmation shall be limited to the terms of the Policy.

     (iv) Party A and Party B hereby acknowledge that to the extent of payment made by the Credit Support Provider to Party A under the Policy, the Credit Support Provider shall be fully subrogated to the rights of Party A against Party B under the Transaction to which such payments relate, including, but not limited to, the right to receive payment from Party B and the enforcement of any remedies. Party A hereby agrees to assign to the Credit Support Provider its right to receive payment from Party B under the Transaction to the extent of any payment thereunder by the Credit Support Provider to Party A. Party B hereby acknowledges and consents to the assignment by Party A to the Credit Support Provider of any rights and remedies that Party A has under the Transaction or any other document executed in connection herewith.

     (v) The representations of Section 3 made by each party to the other party shall also be deemed made to the Credit Support Provider as provided in Section 3.

     (vi)  Section 10 is hereby amended to add the following subsection:

           "(c) Any notice that is required to be given to any party shall also be given to the Credit Support Provider."

     (vii) Party A and Party B hereby confirm that in the event Party B fails to make a payment required by this Agreement or the Confirmation and the Credit Support Provider makes such payment on behalf of Party B pursuant to the Policy, such non-payment by Party B shall not constitute an Event of Default with respect to Party B under this Agreement or the Confirmation.

     IN WITNESS WHEREOF, the parties hereto have caused this Schedule to be duly executed by their officer, hereunto duly authorized, with effect from the date specified on the first page of this Schedule.


                              IKON RECEIVABLES, LLC, as Issuer

                              By:  IKON RECEIVABLES FUNDING, INC., its
                              Manager

                              By /s/ Russell Slack
                                 -----------------------------
                                 Name:  Russell Slack
                                 Title: President

                              THE CHASE MANHATTAN BANK


                              By /s/ Henry J.S. Cheever
                                 -----------------------------
                                 Name:  Henry J.S. Cheever
                                 Title: Managing Director

                                     ISDA
             International Swaps and Derivatives Association, Inc.

                              CREDIT SUPPORT ANNEX

                             to the Schedule to the

                                Master Agreement

                            dated as of June 2, 2000

                                    between

               The Chase Manhattan Bank and IKON Receivables, LLC

                  ("Party A")               ("Party B")

This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows:

Paragraph 1.   Interpretation


(a) Definitions and Inconsistency. Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b   Secured Party and Pledgor. All references in this Annex to the "Secured
Party" will be to either party when acting in that capacity and all corresponding references to the "Pledgor" will be to the other party when acting in that capacity; provided, however, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

Paragraph 2.   Security Interest

Each party, as the Pledgor, hereby pledges to the other party, as the Secured Party, as security for its obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder. Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party.

Paragraph 3.   Credit Support Obligations

(a) Delivery Amount. Subject to Paragraphs 4 and 5, upon a demand made by the Secured Party on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Pledgor's Minimum Transfer Amount, then the Pledgor will Transfer to the Secured Party Eligible Credit Support having a Value as of the date of Transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "Delivery Amount" applicable to the Pledgor for any Valuation Date will equal the amount by which:

     (i)    the Credit Support Amount

            exceeds

     (ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.


(b) Return Amount. Subject to Paragraphs 4 and 5, upon a demand made by the Pledgor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Secured Party's Minimum Transfer Amount, then the Secured Party will Transfer to the Pledgor Posted Credit Support specified by the Pledgor in that demand having a Value as of the date of Transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "Return Amount" applicable to the Secured Party for any Valuation Date will equal the amount by which:

     (i) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party exceeds


     (ii)  the Credit Support Amount.

"Credit Support Amount" means, unless otherwise specified in Paragraph 13, for any Valuation Date (i) the Secured Party's Exposure for that Valuation Date plus
(ii) the aggregate of all Independent Amounts applicable to the Pledgor, if any, minus (iii) all Independent Amounts applicable to the Secured Party, if any, minus (iv) the Pledgor's Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

Paragraph 4.    Conditions Precedent, Transfer Timing, Calculations and
                Substitutions

(a) Conditions Precedent. Each Transfer obligation of the Pledgor under paragraphs 3 and 5 and of the Secured Party under Paragraphs 3, 4(d)(ii), 5 and 6(d) is subject to the conditions precedent that:

        (i) no Event of Default, Potential Event of Default or Specified Condition has occurred and is continuing with respect to the other party; and

        (ii) no Early Termination Date for which any unsatisfied payment obligations exist has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the other party.

(b) Transfer Timing. Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the next Local Business Day; if a demand is made after the Notification time, then the relevant Transfer will be made no later than the close of business on the second Local Business Day thereafter.

(c) Calculations. All calculations of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the Valuation Agent as of the Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or in the case of Paragraph 6(d), following the date of calculation).

(d)     Substitutions.

        (i) Unless otherwise specified in Paragraph 13, upon notice to the Secured Party specifying the items of Posted Credit Support to be exchanged, the Pledgor may, on any Local Business Day, Transfer to the Secured Party substitute Eligible Credit Support (the "Substitute Credit Support"); and

        (ii) subject to Paragraph 4(a), the Secured Party will Transfer to the Pledgor the items of Posted Credit Support specified by the Pledgor in its notice not later than the Local Business Day following the date on which the Secured Party receives the Substitute Credit Support, unless otherwise specified in Paragraph 13 (the "Substitution Date"); provided that the Secured Party will only be obligated to Transfer Posted Credit Support with a Value as of the date of Transfer of that Posted Credit Support equal to the Value as of that date of the Substitute Credit Support.

Paragraph 5.   Dispute Resolution


If a party (a "Disputing Party") disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any Transfer of Eligible Credit Support or Posted Credit Support, then (1) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (2) subject to Paragraph 4(a), the appropriate party will Transfer the undisputed amount to the other party not later than the close of business on the Local Business Day following (x) the date that the demand is made under Paragraph 3 in the case of
(I) above or (y) the date of Transfer in the case of (II) above, (3) the parties will consult with each other in an attempt to resolve the dispute and (4) if they fail to resolve the dispute by the Resolution Time, then:

     (i) In the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 13, the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

       (A) utilizing any calculations of Exposure for the Transactions (or Swap Transactions) that the parties have agreed are not in dispute;

       (B)  calculating the Exposure for the Transactions (or Swap
       Transactions) in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction (or Swap Transaction), then fewer than four quotations may be used for that Transaction (or Swap Transaction); and if no quotations are available for a particular Transaction (or Swap Transaction), then the Valuation Agent's original calculations will be used for that Transaction (or Swap Transaction); and

       (C) utilizing the procedures specified in Paragraph 13 for calculating the Value, if disputed, of Posted Credit Support.

     (ii) In the case of a dispute involving the Value of any Transfer of Eligible Credit Support or Posted Credit Support, the Valuation Agent will recalculate the Value as of the date of Transfer pursuant to Paragraph 13.

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) not later than the Notification Time on the Local Business Day following the Resolution time. The appropriate party will, upon demand following that notice by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraphs 4(a) and 4(b), make the appropriate Transfer.

Paragraph 6.   Holding and Using Posted Collateral

(a) Care of Posted Collateral. Without limited the Secured Party's rights under Paragraph 6(c), the Secured Party will exercise reasonable care to assure the safe custody of all Posted Collateral to the extent required by applicable law, and in any event the Secured Party will be deemed to have exercised reasonable care if it exercises at least the same degree of care as it would exercise with respect to its own property. Except as specified in the preceding sentence, the Secured Party will have no duty with respect to Posted Collateral, including, without limitation, any duty to collect any Distributions, or enforce or preserve any rights pertaining thereto.

(b)   Eligibility to Hold Posted Collateral; Custodians.

     (i) General. Subject to the satisfaction of any conditions specified in Paragraph 13 for holding Posted Collateral, the Secured Party will be entitled to hold Posted Collateral or to appoint an agent (a "Custodian") to hold Posted Collateral for the Secured Party. Upon notice by the Secured Party to the Pledgor of the appointment of a Custodian, the Pledgor's obligations to make any Transfer will be discharged by making the Transfer to that Custodian. The holding of Posted Collateral by a Custodian will be deemed to be the holding of that Posted Collateral by the Secured Party for which the Custodian is acting.

     (ii) Failure to Satisfy Conditions. If the Secured Party or its Custodian fails to satisfy any conditions for holding Posted Collateral, then upon a demand made by the Pledgor, the Secured Party will, not later than five Local Business Days after the demand, Transfer or cause its Custodian to Transfer all Posted Collateral held by it to a Custodian that satisfies those conditions or to the Secured Party if it satisfies those conditions.

     (iii) Liability. The Secured Party will be liable for the acts or omissions of its Custodian to the same extent that the Secured Party would be liable hereunder for its own acts or omissions.

(c) Use of Posted Collateral. Unless otherwise specified in Paragraph 13 and without limiting the rights and obligations of the parties under Paragraphs 3, 4(d)(ii), 5, 6(d) and 8, if the Secured Party is not a Defaulting Party or an Affected Party with respect to a Specified Condition and no Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then the Secured Party will, notwithstanding Section 9-207 of the New York Uniform Commercial Code, have the right to:

     (i) sell, pledge, rehypothecate, assign, invest, use, commingle or otherwise dispose of, or otherwise use in its business any Posted Collateral it holds, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor; and

     (ii) register any Posted Collateral in the name of the Secured Party, its Custodian or a nominee for either.

For purposes of the obligation to Transfer Eligible Credit Support or Posted Credit Support pursuant to Paragraphs 3 and 5 and any rights or remedies authorized under this Agreement, the Secured Party will be deemed to continue to hold all Posted Collateral and to receive Distributions made thereon, regardless of whether the Secured Party has exercised any rights with respect to any Posted Collateral pursuant to (i) or (ii) above.

(d)  Distributions and Interest Amount.

     (i) Distributions. Subject to Paragraph 4(a), if the Secured Party receives or is deemed to receive Distributions on a Local Business Day, it will Transfer to the Pledgor not later than the following Local Business Day any Distributions it receives or is deemed to receive to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).

     (ii) Interest Amount. Unless otherwise specified in Paragraph 13 and subject to Paragraph 4(a), in lieu of any interest, dividends or other amounts paid or deemed to have been paid with respect to Posted Collateral in the form of Cash (all of which may be retained by the Secured Party), the Secured Party will Transfer to the Pledgor at the times specified in Paragraph 13 the Interest Amount to the extent that a Delivery amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose). The Interest Amount or portion thereof not Transferred pursuant to this Paragraph will constitute Posted Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2.

Paragraph 7.   Events of Default

For purposes of Section 5(a)(iii)(1) of this Agreement, an Event of Default will exist with respect to a party if:

     (i) that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Collateral, Posted Collateral or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Days after notice of that failure is given to that party;

     (ii) that party fails to comply with any restriction or prohibition specified in this Annex with respect to any of the rights specified in Paragraph 6(c) and that failure continues for five Local Business Days after notice of that failure is given to that party; or

     (iii) that party fails to comply with or perform any agreement or obligation other than those specified in Paragraphs 7(i) and 7(ii) and that failure continues for 30 days after notice of that failure is given to that party.

Paragraph 8.   Certain Rights and Remedies


(a) Secured Party's Rights and Remedies. If at any time (1) an Event of Default or Specified Condition with respect to the Pledgor has occurred and is continuing or (2) an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Pledgor, then, unless the Pledgor has paid in full all of its Obligations that are then due, the Secured Party may exercise one or more of the following rights and remedies:

     (i) all rights and remedies available to a secured party under applicable law with respect to Posted Collateral held by the Secured Party;

     (ii) any other rights and remedies available to the Secured Party under the terms of Other Posted Support, if any;

     (iii) the right to Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any

     Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and


     (iv) the right to liquidate any Posted Collateral held by the Secured Party through one or more public or private sales or other dispositions with such notice, if any, as may be required under applicable law, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor (with the Secured Party having the right to purchase any or all of the Posted Collateral to be sold) and to apply the proceeds (or the Cash equivalent thereof) from the liquidation of the Posted Collateral to any amounts payable by the Pledgor with respect to any Obligations in that order as the Secured Party may elect.

Each party acknowledges and agrees that Posted Collateral in the form of securities may decline speedily in value and is of a type customarily sold on a recognized market, and, accordingly, the Pledgor is not entitled to prior notice of any sale of that Posted Collateral by the Secured Party, except any notice that is required under applicable law and cannot be waived.

(b) Pledgor's Rights and Remedies. If at any time an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then (except in the case of an Early Termination Date relating to less than all Transactions (or Swap Transactions) where the Secured Party has paid in full all of its obligations that are then due under Section 6(e) of this Agreement):

     (i) the Pledgor may exercise all rights and remedies available to a pledgor under applicable law with respect to Posted Collateral held by the Secured Party;

     (ii) the Pledgor may exercise any other rights and remedies available to the Pledgor under the terms of Other Posted Support, if any;

     (iii) the Secured Party will be obligated immediately to Transfer all Posted Collateral and the Interest Amount to the Pledgor; and

     (iv) to the extent that Posted Collateral or the Interest Amount is not so Transferred pursuant to (iii) above, the Pledgor may:

        (A) Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

        (B) to the extent that the Pledgor does not Set-off under (iv)(A) above, withhold payment of any remaining amounts payable by the Pledgor with respect to any Obligations, up to the Value of any remaining Posted Collateral held by the Secured Party, until that Posted Collateral is Transferred to the Pledgor.

(c) Deficiencies and Excess Proceeds. The Secured Party will Transfer to the Pledgor any proceeds and Posted Credit Support remaining after liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b) after satisfaction in full of all amounts payable by the Pledgor with respect to any Obligations; the Pledgor in all events will remain liable for any amounts remaining unpaid after any liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b).

(d) Final Returns. When no amounts are or thereafter may become payable by the Pledgor with respect to any Obligations (except for any potential liability under Section 2(d) of this Agreement), the Secured Party will Transfer to the Pledgor all Posted Credit Support and the Interest Amount, if any.

Paragraph 9.   Representations

Each party represents to the other party (which representations will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Collateral) that:

     (i) it has the power to grant a security interest in and lien on any Eligible Collateral it Transfers as the Pledgor and has taken all necessary actions to authorize the granting of that security interest and lien;

     (ii) it is the sole owner of or otherwise has the right to Transfer all Eligible Collateral it Transfers to the Secured Party hereunder, free and clear of any security interest, lien, encumbrance or other restrictions other than the security interest and lien granted under Paragraph 2;

     (iii) upon the Transfer of any Eligible Collateral to the Secured Party under the terms of this Annex, the Secured Party will have a valid and perfected first priority security interest therein (assuming that any central clearing corporation or any third-party financial intermediary or other entity not within the control of the Pledgor involved in the Transfer of that Eligible Collateral gives the notices and takes the action required of it under applicable law for perfection of that interest); and

     (iv) the performance by it of its obligations under this Annex will not result in the creation of any security interest, lien or other encumbrance on any Posted Collateral other than the security interest and lien granted under Paragraph 2.

PARAGRAPH 10.  Expenses

(a) General. Except as otherwise provided in Paragraphs 10(b) and 10(c), each party will pay its own costs and expenses in connection with performing its obligations under this Annex and neither party will be liable for any costs and expenses incurred by the other party in connection herewith.

(b) Posted Credit Support. The Pledgor will promptly pay when due all taxes, assessments or charges of any nature that are imposed with respect to Posted Credit Support held by the Secured Party upon becoming aware of the same, regardless of whether any portion of that Posted Credit Support is subsequently disposed of under Paragraph 6(c), except for those taxes, assessments and charges that result from the exercise of the Secured Party's rights under paragraph 6(c).

(c) Liquidation/Application of Posted Credit Support. All reasonable costs and expenses incurred by or on behalf of the Secured Party or the Pledgor in connection with the liquidation and/or application of any Posted Credit Support under Paragraph 8 will be payable, on demand and pursuant to the Expenses Section of this Agreement, by the Defaulting Party or, if there is no Defaulting Party, equally by the parties.

PARAGRAPH 11.  Miscellaneous

(a) Default Interest. A Secured Party that fails to make, when due, any Transfer of Posted Collateral or the Interest Amount will be obligated to pay the Pledgor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value of the items of property that were required to be Transferred, from (and including) the date that Posted Collateral or Interest Amount was required to be Transferred (but excluding) the date of Transfer of that Posted Collateral or Interest Amount. This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b) Further Assurances. Promptly following a demand made by a party, the other party will execute, deliver, file and record any financing statement, specific assignment or other document and take any other action that may be necessary or desirable and reasonably requested by that party to create, preserve, perfect or validate any security interest or lien granted under Paragraph 2, to enable that party to exercise or enforce its rights under this Annex with respect to Posted Credit Support or an Interest Amount or to effect or document a release of a security interest on Posted Collateral or an Interest Amount.

(c) Further Protection. The Pledgor will promptly give notice to the Secured Party of, and defend against, any suit, action, proceeding or lien that involves Posted Credit Support Transferred by the Pledgor or that could adversely affect the security interest and lien granted by it under Paragraph 2, unless that suit, action, proceeding or lien results from the exercise of the Secured Party's rights under Paragraph 6(c).

(d) Good Faith and Commercially Reasonable Manner. Performance of all obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(e) Demands and Notices. All demands and notices made by a party under this Annex will be made as specified in the Notices Section of this Agreement, except as otherwise provided in Paragraph 13.

(f) Specifications of Certain Matters. Anything referred to in this Annex as being specified in Paragraph 13 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

PARAGRAPH 12.  Definitions

As used in this Annex: --

"Cash" means the lawful currency of the United States of America.

"Credit Support Amount" has the meaning specified in Paragraph 3.

"Custodian" has the meaning specified in Paragraphs 6(b)(i) and 13.

"Delivery Amount" has the meaning specified in Paragraph 3(a).

"Disputing Party" has the meaning specified in Paragraph 5.

"Distributions" means with respect to Posted Collateral other than Cash, all principal, interest and other payments and distributions of cash or other property with respect thereto, regardless of whether the Secured Party has disposed of that Posted Collateral under Paragraph 6(c). Distributions will not include any item of property acquired by the Secured Party upon any disposition or liquidation of Posted Collateral or, with respect to any Posted Collateral in the form of Cash, any distributions on that collateral, unless otherwise specified herein.

"Eligible Collateral" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"Eligible Credit Support" means Eligible Collateral and Other Eligible Support.

"Exposure" means for any Valuation Date or other date for which Exposure is calculated and subject to Paragraph 5 in the case of a dispute, the amount, if any, that would be payable to a party that is a Secured Party by the other party (expressed as a positive number) or by a party that is the Secured Party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(2)(A) of this Agreement as if all Transactions (or Swap Transactions) were being terminated as of the relevant Valuation Time; provided that Market Quotation will be determined by the Valuation Agent using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of "Market Quotation").

"Independent Amount" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Interest Amount" means, with respect to an Interest Period, the aggregate sum of the amounts of interest calculated for each day in that Interest Period on the principal amount of Posted Collateral in the form of Cash held by the Secured Party on that day, determined by the Secured Party for each such day as follows:

     (x) the amount of that Cash on that day; multiplied by

     (y) the Interest Rate in effect for that day; divided by

     (z)  360.

"Interest Period" means the period from (and including) the last Local Business Day on which an Interest Amount was Transferred (or, if no Interest Amount has yet been Transferred, the Local Business Day on which Posted Collateral in the form of Cash was Transferred to or received by the Secured Party) to (but excluding) the Local Business Day on which the current Interest Amount is to be Transferred.

"Interest Rate" means the rate specified in Paragraph 13.

"Local Business Day", unless otherwise specified in Paragraph 13, has the meaning specified in the Definitions Section of this Agreement, except that references to a payment in clause (b) thereof will be deemed to include a Transfer under this Annex.

"Minimum Transfer Amount" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero. "Notification Time" has the meaning specified in Paragraph 13.

"Obligations" means, with respect to a party, all present and future obligations of that party under this Agreement and any additional obligations specified for that party in Paragraph 13.

"Other Eligible Support" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"Other Posted Support" means all Other Eligible Support Transferred to the Secured party that remains in effect for the benefit of that Secured Party.

"Pledgor" means either party, when that party (i) receives a demand for or is required to Transfer Eligible Credit Support under Paragraph 3(a) or (ii) has Transferred Eligible Credit Support under Paragraph 3(a).

"Posted Collateral" means all Eligible Collateral, other property, Distributions, and all proceeds thereof that have been Transferred to or received by the Secured Party under this Annex and not Transferred to the Pledgor pursuant to Paragraph 3(b), 4(d)(ii) or 6(d)(i) or released by the Secured Party under Paragraph 8. Any Interest Amount or portion thereof not Transferred pursuant to Paragraph 6(d)(ii) will constitute Posted Collateral in the form of Cash.

"Posted Credit Support" means Posted Collateral and Other Posted Support.

"Recalculation Date" means the Valuation Date that gives rise to the dispute under Paragraph 5; provided, however, that if a subsequent Valuation Date occurs under Paragraph 3 prior to the resolution of the dispute, then the "Recalculation Date" means the most recent Valuation Date under Paragraph 3.

"Resolution Time" has the meaning specified in Paragraph 13.

"Return Amount" has the meaning specified in Paragraph 3(b).

"Secured Party" means either party, when that party (i) makes a demand for or is entitled to receive Eligible Credit Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.

"Specified Condition" means, with respect to a party, any event specified as such for that party in Paragraph 13.

"Substitute Credit Support" has the meaning specified in Paragraph 4(d)(i).

"Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

"Threshold" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Transfer" means, with respect to any Eligible Credit Support or Interest Amount, and in accordance with the instructions of the Secured Party, Pledgor or Custodian, as applicable:

     (i) in the case of Cash, payment or delivery by wire transfer into one or more bank accounts specified by the recipient;

     (ii) in the case of certified securities that cannot be paid or delivered by book-entry, payment or delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, assignments in blank, transfer tax stamps and any other documents necessary to constitute a legally valid transfer to the recipient;

     (iii) in the case of securities that can be paid or delivered by book-entry, the giving of written instructions to the relevant depository institution or other entity specified by the recipient, together with a written copy thereof to the recipient, sufficient if complied with to result in a legally effective transfer of the relevant interest to the recipient; and

     (iv) in the case of Other Eligible Support or Other Posted Support, as specified in Paragraph 13.

"Valuation Agent" has the meaning specified in Paragraph 13.

"Valuation Date" means each date specified in or otherwise determined pursuant to Paragraph 13.

"Valuation Percentage" means, for any item of Eligible Collateral, the percentage specified in Paragraph 13.

"Valuation Time" has the meaning specified in Paragraph 13.

"Value" means for any Valuation Date or other date for which Value is calculated and subject to Paragraph 5 in the case of a dispute, with respect to:

     (i)    Eligible Collateral or Posted Collateral that is:

            (A)  Cash, the amount thereof; and

            (B) a security, the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any;

     (ii) Posted Collateral that consists of items that are not specified as Eligible Collateral, zero; and

     (iii) Other Eligible Support and Other Posted Support, as specified in Paragraph 13.

PARAGRAPH 13.  Elections and Variables

(a) Security Interest for "Obligations". The term "Obligations" as used in this Annex includes the following additional obligations:

     With respect to Party A:  None

     With respect to Party B:  None

(b)  Credit Support Obligations.

     (i)    Delivery Amount, Return Amount and Credit Support Amount.

       (A) "Delivery Amount" has the meaning specified in Paragraph 3(a), unless otherwise specified here: ...................................

       (B)   "Return Amount" has the meaning specified in Paragraph 3(b), unless otherwise specified here:..............................................

       (C)   "Credit Support Amount" has the meaning specified in Paragraph 3, unless otherwise specified here:.......................................

     (ii) Eligible Collateral. The following items will qualify as "Eligible Collateral" for the party specified:

                                                                                    Valuation
                                                             Party A     Party B    Percentage
              (A)     Cash                                     [X]        [_]          100%

              (B)     negotiable debt obligations issued       [X]        [_]          102%
                      by the U.S. Treasury Department
                      having an original maturity at
                      issuance of not more than one year
                      ("Treasury Bills")

              (C)     negotiable debt obligations issued       [X]        [_]          103%
                      by the U.S. Treasury Department
                      having an original maturity at
                      issuance of more than one year but
                      not more than 10 years ("Treasury
                      Notes")

              (D)     negotiable debt obligations issued       [_]        [_]          [_]%
                      by the U.S. Treasury Department
                      having an original maturity at
                      issuance of more than 10 years
                      ("Treasury Bonds")

              (E)     other: ..............................    [_]        [_]          [_]%

     (iii) Other Eligible Support. The following items will qualify as "Other Eligible Support" for the party specified:

                                               Party A     Party B
              (A) ...........................    [_]         [_]

              (B) ...........................    [_]         [_]


     (iv)     Thresholds.

        (A)   "Independent Amount" means with respect to Party A:  $  -0-

              "Independent Amount" means with respect to Party B: $ N/A - See paragraph 13(m)

        (B)   "Threshold" means with respect to Party A: $**
              "Threshold" means with respect to Party B: $ N/A - See paragraph 13(m)

        (C)   "Minimum Transfer Amount" means with respect to Party A:  $100,000
              "Minimum Transfer Amount" means with respect to party B:   $ N/A
              - See paragraph 13(m)

        (D) Rounding. The Delivery Amount and the Return Amount will be rounded up and down to the nearest integral multiple of $1,000 respectively.

(c)  Valuation and Timing.

     (i) "Valuation Agent" means, for purposes of Paragraphs 3 and 5, the party making the demand under Paragraphs 3, and, for purposes of Paragraph 6(d), the Secured Party receiving or deemed to receive the Distributions or the Interest Amount, as applicable, unless otherwise specified here: Party A

     (ii) "Valuation Date" means First Business Day of each week after Party A has been requested to delivery Collateral pursuant to Part 1(o) of the Schedule.

     (iii)  "Valuation Time" means:

            [_] the close of business in the city of the Valuation Agent on the Valuation Date or date of calculation, as applicable;

            [_] the close of business on the Local Business Day before the Valuation Date or date of calculation, as applicable;

     provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

     (iv)   "Notification Time" means 1:00 p.m., New York time, on a Local
     Business Day, unless otherwise specified here:.............................

(d) Conditions Precedent and Secured Party's Rights and Remedies. The following Termination Event(s) will be a "Specified Condition" for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party):

                               Party A                Party B

     Illegality                  [X]                   [_]

_________________________

**   With respect to a Downgrade to below A by S&P or A2 by Moody's (but not below A- or A3), $5,000,000, but with respect to a Downgrade to below A- by S&P or A3 by Moody's, or involving the withdrawal of a Specified Rating, $0.

                                                 Party A              Party B

     Tax Event                                    [_]                  [_]

     Tax Event Upon Merger                        [_]                  [_]

     Credit Event Upon Merger                     [-]                  [_]

     Additional Termination Event(s):/1/          [_]                  [-]

     ...................................          [_]                  [-]

     ...................................          [_]                  [_]


(e)  Substitution

     (i)    "Substitution Date" has the meaning specified in Paragraph 4(d)(ii), unless otherwise specified here:.........................................

     (ii) Consent. If specified here as applicable, then the Pledge must obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d); [applicable/inapplicable*]/2/

(f)  Dispute Resolution.

     (i) "Resolution Time" means 1:00 p.m., New York time, on the Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 5, unless otherwise specified here:
     ...........................

     (ii)   Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support will be calculated as follows: /3/........

     (iii)  Alternative. The provisions of Paragraph 5 will apply, unless an alternative dispute resolution procedure is specified here: ...............



_______________________

/1/ If the parties elect to designate an Additional Termination Event as a "Specified Condition," then they should only designate one or more Additional Termination Events that are designated as such in their Schedule.
/*/ Delete as applicable.
/2/ Parties should consider selecting "applicable" where substitutions without consent could give rise to a registration requirement to perfect property the security interest in Posted Collateral (e.g., where a party to the Annex is the New York branch of an English bank).
/3/ Disputes over Value will be resolved by the Valuation Agent seeking three mid-market quotes as of the relevant Valuation Date or date of Transfer from parties that regularly act as dealers in the securities or other property in question. The Value will be the arithmatic mean of the quotes received by the Valuation Agent.

(g)  Holding and Using Posted Collateral.

     Party B and its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the following conditions applicable to it are satisfied:

     (1)  Party B is not a Defaulting Party.

     (2)  Posted Collateral may be held only in the following jurisdiction:
          United States

     (3)  .....................................................................

     Initially, the Custodian for Party B is Bank One, NA, as Trustee

     (i) Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply to the [party/parties*] specified here:

          [_]  Party A

          [_]  Party B

     and [that party/those parties*] will not be permitted to:.................

(h)  Distributions and Interest Amount.

     (i)    Interest Rate.  The "Interest Rate" will be: 0%

     (ii) Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the last Local Business Day of each calendar month and on any Local Business Day that Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b), unless otherwise specified here............................................................
     ..........................................................................

     (iii)  Alternative to Interest Amount.  The provisions of Paragraph
     6(d)(ii) will apply, unless otherwise specified here:.....................

(i)  Additional Representation(s).

[Party A/PartyB*] represents to the other party (which representation(s) will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Collateral) that:

     (i)  ...........................................................

     (ii) ...........................................................


_________________________

* Delete as applicable

(j)  Other Eligible Support and Other Posted Support.

     (i)    "Value" with respect to Other Eligible Support and Other Posted
     Support means: ........................................................

     (ii)   "Transfer" with respect to Other Eligible Support and Other Posted
     Support means: ........................................................

(k)  Demands and Notices.

All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, unless otherwise specified here:

     Party A:  ................................................................

     ..........................................................................

     Party B:  ................................................................

     ..........................................................................

(l)  Addresses for Transfers.

     Party A:  ................................................................

     ..........................................................................

     Party B:  ................................................................

     ..........................................................................

(m)  Other Provisions.

     (1) Notwithstanding the provisions of Paragraph 2 of this Credit Support Annex, or any other term of this Credit Support Annex, Party B does not, and is not required to, pledge or grant a security interest in any collateral to Party A.

     (2) This Credit Support Annex is delivered pursuant to Part 1(o)(B) of the Schedule which provides for the pledge of collateral by Party A - pursuant to this Credit Support Annex only as one of the alternatives in the event of a Downgrade.

                                                              [Class A-3/Issuer]


                                                                    June 2, 2000

                             Rate Swap Transaction

IKON RECEIVABLES, LLC, a
Delaware Limited Liability Company
(the "Issuer"), formed pursuant to
that certain Third Amended and
Restated Limited Liability Company
Agreement between IKON
Receivables Funding, Inc., as
Manager and IKON Receivables-1,
LLC.


Ladies and Gentlemen:

     The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Master Agreement specified below.

     The definitions and provisions contained in the 1998 Supplement to the 1991 ISDA Definitions and the 1991 ISDA Definitions (each, as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation (referred to herein as the "1998 ISDA Definitions" and the "1991 ISDA Definitions" respectively, or collectively referred to as the "ISDA Definitions"). For these purposes, all references in those Definitions to a "Swap Transaction" shall be deemed to apply to the Transaction referred to herein. In the event of any inconsistency between the 1998 ISDA Definitions and the 1991 ISDA Definitions, the 1998 ISDA Definitions shall prevail. In the event of any inconsistency between the ISDA Definitions and this Confirmation, this Confirmation will govern. Each party represents and warrants to the other that (i) it is duly authorized to enter into the Transaction and to perform its obligations hereunder and (ii) the person executing and delivering this Confirmation on behalf of the party is duly authorized to execute and deliver it.

     1. This Confirmation supplements, forms part of, and is subject to, the Master Agreement dated as of June 2, 2000, as amended and supplemented from time to time (the "Agreement"), between the Issuer and The Chase Manhattan Bank ("Chase"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

     2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:              For each Calculation Period, the aggregate
                              outstanding principal balance of the IKON
                              Receivables LLC Lease-Backed Notes, Series 2000-1
                              Class A-3 Notes (the "Issuer Securities"), used as the basis for calculating the regularly scheduled
                              Class A-3 Interest Payments thereunder for the interest period thereunder scheduled to begin and end on the first and last days, respectively, of that Calculation Period, as such Interest Payment amount is identified (subject to part 5b hereof) to Chase by the entity acting at the relevant time as the servicer under the Assignment and Servicing
                              Agreement (the "Servicer"). The Notional Amount for the initial Calculation Period is U.S.$230,000,000.

Trade Date:                   May 24, 2000.

Effective Date:               June 2, 2000.

Termination Date:             The earlier of the date on which the Notional
                              Amount is reduced to zero, and March 15, 2004, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Amounts:
-------------

   Fixed Rate Payer:          The Issuer.

   Fixed Rate:                7.802% per annum.

   Day Count Fraction:        30/360

   Fixed Rate Payer
     Period End Dates:        The 15th calendar day of each month in each year
                              prior to and including the Termination Date, commencing on June 15, 2000, with No Adjustment.

   Fixed Rate Payer
     Payment Dates:           Each Fixed Rate Payer Period End Date, subject to
                              adjustment in accordance with the Following
                              Business Day Convention.

   Fixed Rate Payer Initial   Accrues from and including June 2, 2000 to but
     Calculation Period:      excluding June 15, 2000, with No Adjustment of
                              Period End Dates.

Floating Amounts:
----------------

Floating Rate Payer:          Chase.

   Floating Rate Payer
     Period End Dates and
     Payment Dates:           Same as Fixed Rate Payer Period End Dates and
                              Payment Dates. Accrues from and including June 2,
                              2000, to but excluding, June 15, 2000, with Adjustment of Period End Dates.

Floating Rate Payer Initial   Accrues from and including June 2, 2000, to but
Calculation Period:           excluding, June 15, 2000, with Adjustment of
                              Period End Dates.

Floating Rate Option          USD-LIBOR-BBA

Designated Maturity           One Month

Spread:                       0.19%

Floating Rate Day Count       Actual /360
     Fraction:

Reset Dates:                  Two Business Days prior to the first day of each
                              Calculation Period.

Floating Rate Option For
     Initial Calculation
     Period:                  One-month LIBOR

Business Days:                New York.

Calculation Agent:            Chase, except as otherwise provided in the
                              Agreement.

     3.   Account Details

     Account for Payments to the Issuer:

          Bank One, N.A.
          ABA# 071000013
          Acct # 18-04839
          Reference:  Collection Account; IKON Receivables, LLC Lease-Backed
                 Notes, Series 2000-1

     Account for Payments to Chase:

          ABA Number:          021000021
          Account Number:      900-900-1364
          Attn:  Incoming Swap
          Reference: IKON Receivables, LLC Lease-Backed Notes, Series 2000-1

     4.   Offices

     The Offices of Chase for the Transaction (and for purposes of notices) is 4 Chase Metrotech, 17th Floor, Brooklyn, New York 11245, Attention: Incoming Group, phone: (718) 242-3063, fax: (718) 242-9260, and Sangeetha Joseph and Peter Ryan, phone: (718) 242-7360, fax: (718) 342-3763 and 10 South LaSalle Street, 23rd Floor, Chicago, Illinois 60603, Attention: Jonathan Twitchell, phone: (312) 807-4038; fax: (312) 807-4550. The Office of the Issuer for the Transaction (and for purposes of notices) is 1738 Bass Road, P.O. Box 9115, Macon, Georgia 31208, Attention: Jeffry Everett, phone: (912) 471-3608, fax:
(912) 471-2388

     5.   Other Terms

     The Assignment and Servicing Agreement dated as of June 2, 2000 (the "Assignment and Servicing Agreement") by and among IKON Receivables, LLC, IOS Capital, Inc., as originator and servicer, and IKON Receivables-1 LLC, as seller, sets forth the agreement of IOS Capital, Inc., as Servicer, with respect to its duties to communicate to the Issuer and Chase information relating to the interest scheduled to be paid by the Issuer from time to time under the Issuer Securities (including, but not limited to, the Servicer's obligation to deliver the Servicing Report (as defined in the Assignment and Servicing Agreement) five days before each Payment Date). Neither party to the Transaction will have any responsibility to the other in connection with any failure by the servicer to perform any of those duties or any delay by it in doing so. Nothing in this provision shall affect the rights of the parties hereto against the servicer for the failure by it to perform its obligations under the Assignment and Servicing Agreement as set forth herein.

     THE AGREEMENT AND THIS CONFIRMATION REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR OR CONTEMPORANEOUS WRITTEN OR ORAL AGREEMENTS BETWEEN THE PARTIES OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us or by sending to us a letter or telex substantially similar to this letter, which letter or telex sets forth the material terms of the Transaction to which this Confirmation relates and indicates agreement to those terms.

Yours sincerely,


THE CHASE MANHATTAN BANK


By: /s/ Henry J.S. Cheever
    -------------------------
Name:  Henry J.S. Cheever
Title: Managing Director



Confirmed as of the date first
above written:

IKON RECEIVABLES, LLC, as Issuer

By:  IKON RECEIVABLES FUNDING,
INC., its Manager


By: /s/ Russell Slack
    -------------------------
   Name:  Russell Slack
   Title: President

                                                              [Class A-4/Issuer]



                                                                    June 2, 2000


                             Rate Swap Transaction

IKON RECEIVABLES, LLC, a
Delaware Limited Liability Company
(the "Issuer"), formed pursuant to
that certain Third Amended and
Restated Limited Liability Company
Agreement between IKON
Receivables Funding, Inc., as
Manager and IKON Receivables-1,
LLC.


Ladies and Gentlemen:

     The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Master Agreement specified below.

     The definitions and provisions contained in the 1998 Supplement to the 1991 ISDA Definitions and the 1991 ISDA Definitions (each, as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation (referred to herein as the "1998 ISDA Definitions" and the "1991 ISDA Definitions" respectively, or collectively referred to as the "ISDA Definitions"). For these purposes, all references in those Definitions to a "Swap Transaction" shall be deemed to apply to the Transaction referred to herein. In the event of any inconsistency between the 1998 ISDA Definitions and the 1991 ISDA Definitions, the 1998 ISDA Definitions shall prevail. In the event of any inconsistency between the ISDA Definitions and this Confirmation, this Confirmation will govern. Each party represents and warrants to the other that (i) it is duly authorized to enter into the Transaction and to perform its obligations hereunder and (ii) the person executing and delivering this Confirmation on behalf of the party is duly authorized to execute and deliver it.

     1. This Confirmation supplements, forms part of, and is subject to, the Master Agreement dated as of June 2, 2000, as amended and supplemented from time to time (the "Agreement"), between the Issuer and The Chase Manhattan Bank ("Chase"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

     2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:              For each Calculation Period, the aggregate
                              outstanding principal balance of the IKON
                              Receivables LLC Lease-Backed Notes, Series 2000-1
                              Class A-4 Notes (the "Issuer Securities"), used as the basis for calculating the regularly scheduled
                              Class A-4 Interest Payments thereunder for the interest period thereunder scheduled to begin and end on the first and last days, respectively, of that Calculation Period, as such Interest Payment amount is identified (subject to part 5b hereof) to Chase by the entity acting at the relevant time as the servicer under the Assignment and Servicing
                              Agreement (the "Servicer"). The Notional Amount for the initial Calculation Period is U.S.$84,510,000.

Trade Date:                   May 24, 2000.

Effective Date:               June 2, 2000.

Termination Date:             The earlier of the date on which the Notional
                              Amount is reduced to zero, and September 15, 2006, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Amounts:
-------------

   Fixed Rate Payer:          The Issuer.

   Fixed Rate:                7.82% per annum.

   Day Count Fraction:        30/360

   Fixed Rate Payer Period
     End Dates:               The 15/th/ calendar day of each month in each year
                              prior to and including the Termination Date, commencing on June 15, 2000, with No Adjustment.

   Fixed Rate Payer
     Payment Dates:           Each Fixed Rate Payer Period End Date, subject to
                              adjustment in accordance with the Following
                              Business Day Convention.

   Fixed Rate Payer Initial   Accrues from and including June 2, 2000 to but
     Calculation Period:      excluding June 15, 2000, with No Adjustment of
                              Period End Dates.

Floating Amounts:
----------------

Floating Rate Payer:          Chase.

   Floating Rate Payer
     Period End Dates and
     Payment Dates:           Same as Fixed Rate Payer Period End Dates and
                              Payment Dates. Accrues from and including June 2,
                              2000, to but excluding, June 15, 2000, with Adjustment of Period End Dates.

Floating Rate Payer Initial   Accrues from and including June 2, 2000, to but
     Calculation Period:      excluding, June 15, 2000, with Adjustment of
                              Period End Dates.

Floating Rate Option          USD-LIBOR-BBA

Designated Maturity           One Month

Spread:                       0.23%

Floating Rate Day Count       Actual /360
     Fraction:

Reset Dates:                  Two Business Days prior to the first day of each
                              Calculation Period.

Floating Rate Option For
     Initial Calculation
     Period:                  One-month LIBOR

Business Days:                New York.

Calculation Agent:            Chase, except as otherwise provided in the
                              Agreement.



     3.   Account Details

     Account for Payments to the Issuer:

          Bank One, N.A.
          ABA# 071000013
          DDA# _____________
          Reference:  Collection Account; IKON Receivables, LLC Lease-Backed
                 Notes, Series 2000-1

     Account for Payments to Chase:

          ABA Number:          021000021
          Account Number:      900-900-1364
          Attn:  Incoming Swap
          Reference: IKON Receivables, LLC Lease-Backed Notes, Series 2000-1

     4.   Offices

     The Offices of Chase for the Transaction (and for purposes of notices) is 4 Chase Metrotech, 17th Floor, Brooklyn, New York 11245, Attention: Incoming
Group, phone:   (718) 242-3063, fax: (718) 242-9260, and Sangeetha Joseph and
Peter Ryan, phone: (718) 242-7360, fax: (718) 342-3763 and 10 South LaSalle Street, 23rd Floor, Chicago, Illinois 60603, Attention: Jonathan Twitchell, phone: (312) 807-4038; fax: (312) 807-4550. The Office of the Issuer for the Transaction (and for purposes of notices) is 1738 Bass Road, P.O. Box 9115, Macon, Georgia 31208, Attention: Jeffry Everett, phone: (912) 471-3608, fax:
(912) 471-2388.

     5.   Other Terms

     The Assignment and Servicing Agreement dated as of June 2, 2000 (the "Assignment and Servicing Agreement") by and among IKON Receivables, LLC, IOS Capital, Inc., as originator and servicer, and IKON Receivables-1 LLC, as seller, sets forth the agreement of IOS Capital, Inc., as Servicer, with respect to its duties to communicate to the Issuer and Chase information relating to the interest scheduled to be paid by the Issuer from time to time under the Issuer Securities (including, but not limited to, the Servicer's obligation to deliver the Servicing Report (as defined in the Assignment and Servicing Agreement) five days before each Payment Date). Neither party to the Transaction will have any responsibility to the other in connection with any failure by the servicer to perform any of those duties or any delay by it in doing so. Nothing in this provision shall affect the rights of the parties hereto against the servicer for the failure by it to perform its obligations under the Assignment and Servicing Agreement as set forth herein.

     THE AGREEMENT AND THIS CONFIRMATION REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR OR CONTEMPORANEOUS WRITTEN OR ORAL AGREEMENTS BETWEEN THE PARTIES OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us or by sending to us a letter or telex substantially similar to this letter, which letter or telex sets forth the material terms of the Transaction to which this Confirmation relates and indicates agreement to those terms.

Yours sincerely,


THE CHASE MANHATTAN BANK


By: /s/ Henry J.S. Cheever
    -------------------------
Name:  Henry J.S. Cheever
Title: Managing Director



Confirmed as of the date first
above written:

IKON RECEIVABLES, LLC, as Issuer

By: IKON RECEIVABLES FUNDING,
INC., its Manager


By: /s/ Russell Slack
    -------------------------
    Name:  Russell Slack
    Title: President